UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

AMPAL-AMERICAN ISRAEL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THERE IS STILL TIME FOR YOU TO VOTE YOUR SHARES OF AMPAL AND
RECEIVE THE SPECIAL VOTING PAYMENT

To Holders of our 6-1/2% Cumulative Convertible Preferred Stock:

        The special meeting of shareholders of Ampal-American Israel Corporation has been adjourned until July 18, 2006 in order to give shareholders additional time to submit their vote and receive the special voting payment if they vote in favor of the proposal and it is approved. No matter how many or how few shares you own, your vote is very important to the future of the company.

        You are being asked to approve an amendment to our Restated Certificate of Incorporation that will allow us to redeem the outstanding shares of our 6-1/2% Cumulative Convertible Preferred Stock. Currently, you have the right to convert each share that you own of our 6-1/2% Cumulative Convertible Preferred Stock into three shares of our Class A Stock. If the proposed amendment is approved, upon redemption you will receive three shares of our Class A Stock plus an additional $4.09 per share paid in cash for every share of 6-1/2% Cumulative Convertible Preferred Stock that you own. Your Board of Directors believes that the approval of the proposal will help the company’s future growth and at the same time allow holders to maintain their ownership interest in the company and receive a premium on their conversion. The redemption of our Preferred Stock will provide us with the ability to list our Class A Stock on the Tel Aviv Stock Exchange (TASE). A company may not be listed on the TASE if it has more than one class of stock. We believe listing our Class A Stock on the TASE will have several potential benefits for us and our shareholders, including providing us access to the capital markets in Israel and potentially increasing the trading volume of our Class A Stock and providing greater liquidity.

YOU WILL RECEIVE A SPECIAL VOTING PAYMENT, TO BE PAID TO
YOU IN CASH, IF YOU VOTE IN FAVOR OF THE PROPOSED AMENDMENT
AND IT IS APPROVED

        In addition to the $4.09 per share premium to be paid to you upon the redemption of your shares of 6-1/2% Cumulative Convertible Preferred Stock, you are entitled to receive a special voting payment of $0.15 per share if you vote in favor of the proposed amendment and it is approved. In order for you to be eligible to receive this special voting payment, your vote must be received before the special meeting.

VOTING BY TELEPHONE OR INTERNET IS EASY

        Those shareholders holding physical certificates or shares registered in their own name rather than with a broker may vote using the telephone or internet by following the instructions on the enclosed proxy card and using the control number located on the proxy card. If your shares are held in street name with a bank or brokerage, phone and internet voting may not be available to you. In that case, please vote your shares by simply contacting a financial representative at your investment firm or by calling your broker. Should you have any questions or need any assistance, please do not hesitate to contact our proxy solicitation agent, MacKenzie Partners, Inc., toll-free at (800) 322-2885 or collect at (212) 929-5500 or via email at proxy@mackenziepartners.com.

PLEASE TAKE A MOMENT TO VOTE! EVERY SHARE COUNTS!

Sincerely, By: /s/ Jack Bigio —————————————— JACK BIGIO President and Chief Executive Officer

Please Mark Here for Address Change or Comments	☐

SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.				Please mark your votes as indicated in this example	☒

	FOR	AGAINST	ABSTAIN
1.

To approve an amendment to our Restated Certificate of Incorporation to allow for the redemption of each outstanding share of our 6-1/2% Cumulative Convertible Preferred Stock in exchange for three shares of our Class A Stock and $4.09.

	☐	☐	☐

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

				Dated:	, 2006

Signature of Shareholder

Signature of Shareholder

Please sign exactly as name appears. In the case of joint tenancies, coexecutors or co-trustees, both should sign. If acting as attorney, executor, administrator, trustee, officer of a corporation, or in other representative capacity, please give full title under signature.

  FOLD AND DETACH HERE  

Vote by Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern Time on July 17, 2006.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/ampl Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

PROXY

AMPAL-AMERICAN ISRAEL CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Special Meeting of Shareholders on July 18, 2006

The undersigned hereby appoints Jack Bigio and Yoram Firon, and each of them, as proxy for the undersigned, with full power of substitution, to vote and otherwise represent all of the shares of 6-1/2% Cumulative Convertible Preferred Stock of Ampal-American Israel Corporation held of record by the undersigned on April 24, 2006, at the Special Meeting of Shareholders to be held on July 18, 2006, and any adjournment(s) or postponement(s) thereof, with the same effect as if the undersigned were present and voting such shares, on all matters as further described in the accompanying Prospectus and Proxy Statement. By executing this Proxy, the undersigned hereby revokes any proxy previously given with respect to such shares. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Prospectus and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2005, filed on March 29, 2006.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

(Continued, and to be signed and dated on reverse side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

  FOLD AND DETACH HERE  

You can now access your Ampal-American Israel Corporation account online.

Access your Ampal-American Israel Corporation shareholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Ampal-American Israel Corporation, now makes it easy and convenient to get current information on your shareholder account.

•	View account status	•	Make address changes
•	View certificate history	•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time